Exhibit 10.31

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT

MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS

PRIVATE OR CONFIDENTIAL.

SETTLEMENT AND LICENSE AGREEMENT

THIS SETTLEMENT AND LICENSE AGREEMENT (“Agreement”), effective April 4, 2022 (“Effective Date”), is entered into by and among AbbVie Biotechnology Ltd on behalf of itself and its Affiliates, a corporation organized and existing under the laws of Bermuda with a place of business at Harbour Fiduciary Services Limited, Thistle House, 4 Burnaby Street, Hamilton Pembroke HM 11, Bermuda (including its Affiliates “AbbVie”); and Alvotech hf., a corporation organized and existing under the laws of the Republic of Iceland, with its corporate headquarters at Saemundargata 15-19, 101 Reykjavik, Iceland (collectively and including their Affiliates “Alvotech”).

WHEREAS, AbbVie manufactures and markets a fully human anti-TNFα monoclonal antibody with the brand name HUMIRA® and international non-proprietary name adalimumab marketed in the Territories (the “Humira Product”), which was invented by AbbVie (or its predecessors);

WHEREAS, the Humira Product was per se protected in numerous European countries by EP 0,929,578 (“EP 578”), with an expiry date of 10 February 2017, and the SPCs (as defined herein), each owned by AbbVie Biotechnology Ltd;

WHEREAS, after many years of substantial investment in research and development, AbbVie has developed safe and effective dosing regimens of the Humira Product for the treatment of indications including: rheumatoid arthritis, Crohn’s disease, ulcerative colitis, and hidradenitis suppurativa;

WHEREAS, the Humira Product is indicated in Europe for each of the indications referred to above;

WHEREAS, the dosing regimens referred to above are protected by a number of European patents and patent applications owned by AbbVie, as set out in Exhibit A attached hereto;

WHEREAS, Alvotech has developed a biosimilar of the Humira Product known as AVT-02;

WHEREAS, STADA Arzneimittel AG (together with its Affiliates, “Stada”) has licensed from Alvotech exclusive commercialization rights to AVT02 in most European markets as

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Hukyndra and Libmyris, which received approval from the European Medicines Agency on November 15, 2021;

WHEREAS, Stada has entered into a distribution and supply agreement with [***] for the distribution of AVT02 in [***], where [***] may act as Stada’s distributor [***];

WHEREAS, AVT02, regardless of brand name, is labeled for the treatment of indications, including, amongst others, rheumatoid arthritis, Crohn’s disease, ulcerative colitis and hidradenitis suppurativa and for each indication will have the same route of administration and dosing regimen as the Humira Product;

WHEREAS, Alvotech seeks to make, import, use, market, sell, or offer for sale, in the Territories, including those countries in which the Licensed Humira Patents are in force, a biosimilar version of the Humira Product before all of the patents owned by AbbVie in those countries expire;

WHEREAS, Alvotech also seeks to make in the Territories for export outside the Territories a biosimilar version of the Humira Product before all of the patents owned by AbbVie in the Territories expire;

WHEREAS, in 2017 several parties, including Stada, commenced opposition proceedings against each of EP 1 737 491 and EP 2 940 044, respectively, in the European Patent Office (the “Opposition Proceedings”);

WHEREAS, on February 1, 2019 and April 29, 2019, the European Patent Office rejected the Opposition Proceedings, including all of the arguments raised by Stada, upholding the validity of EP 2 940 044 and EP 1 737 491, which decisions Stada has appealed;

WHEREAS, EP 2 575 884 granted on July 18, 2018, and no oppositions were filed;

WHEREAS, on July 15, 2021, Alvotech hf. sought to intervene in each of the Opposition Proceedings, which requests for intervention have not been granted;

WHEREAS, AbbVie reasonably believes that the Licensed Humira Patents are valid and would be infringed by Alvotech’s and its partners’ proposed activities with respect to the Alvotech Biosimilar Product in the Territories;

WHEREAS, there is, therefore, a dispute between the parties in the Territories as set forth above (the “Dispute”);

WHEREAS the parties have entered into settlement discussions to resolve the Dispute to avoid the costs, risks and uncertainties associated with litigation;

WHEREAS, as a result of those settlement discussions, AbbVie agrees to grant Alvotech a license with the right to make, import, use, market, sell, or offer for sale the Alvotech Biosimilar Product in the Territories for the patented indications while patents belonging to AbbVie remain in force in certain countries in the Territories;

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WHEREAS, the Parties agree that this settlement reflects their independent judgments as to a reasonable compromise of the Parties’ strongly held positions;

WHEREAS, no Party has received any consideration from the other Party for its entry into this Agreement other than that which is described in this Agreement; and

WHEREAS, there are no other agreements between or among the Parties that are contingent upon, provide a contingent condition for, or otherwise relate to this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement and for other good and valuable consideration, the receipt of and sufficiency of which is hereby acknowledged, the Parties agree as follows:

ARTICLE 1: DEFINITIONS

Terms when used herein with initial capital letters shall have the meanings set forth below or as otherwise defined in this Agreement.

1.1 “AbbVie” has the meaning set forth in the introductory paragraph of this Agreement.

1.2 “AbbVie Releasees” has the meaning set forth in Section 3.2.

1.3 “AbbVie Releasors” has the meaning set forth in Section 3.1.

1.4 “Affiliate” means, with respect to a Person, any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person, provided however, that in each case any such other Person shall be considered to be an Affiliate only during the time period during which such control exists. For purposes of this definition, “control” means ownership, directly or through one or more Affiliates, of (a) more than fifty percent (50%) of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or (b) more than fifty percent (50%) of the equity interests in the case of any other type of legal entity or status as a general partner in any partnership, or (c) any other arrangement whereby a Person controls or has the right to control the Board of Directors or equivalent governing body of a corporation or other entity. For purposes of clarity, if a Person loses its status as an Affiliate, such Person thereafter will not benefit from rights granted in this Agreement.

1.5 “Agreement” has the meaning set forth in the introductory paragraph of this Agreement.

1.6 “Alvotech” has the meaning set forth in the introductory paragraph of this Agreement.

1.7 “Alvotech Biosimilar Product” means [***].

1.8 “Alvotech Releasees” has the meaning set forth in Section 3.1.

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1.9 “Alvotech Releasors” has the meaning set forth in Section 3.2.

1.10 “[***]” has the meaning set forth in the WHEREAS clauses.

1.11 “Commercialization Partner” means [***].

1.12 “Court” means any court, tribunal, or other judicial body.

1.13 “Dispute” has the meaning set forth in the WHEREAS clauses.

1.14 “Distributor” means [***].

1.15 “Effective Date” means the date on which this Agreement was executed by the latest-signing Party, which date is memorialized on page one (1) of this Agreement.

1.16 “EP 578” has the meaning set forth in the WHEREAS clauses.

1.17 “HS” means hidradenitis suppurativa.

1.18 “Humira Product” has the meaning set forth in the WHEREAS clauses.

1.19 “IBD” means inflammatory bowel disease, which is further defined to mean Crohn’s disease and ulcerative colitis.

1.20 “Licensed Humira Patents” means, collectively, [***].

1.21 “Licensed Indications” means IBD, HS and RA.

1.22 “License Term(s)” has the meaning set forth in Section 5.6.

1.23 “Net Sales” means [***].

1.24 “Opposition Proceedings” has the meaning set forth in the WHEREAS clauses.

1.25 “Party” means AbbVie or Alvotech, and “Parties” means all of the foregoing.

1.26 “Person” means an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

1.27 “RA” means rheumatoid arthritis.

1.28 “Royalty Termination Date” has the meaning set forth in Section 5.7.

1.29 “SPCs” means each of (1) supplementary protection certificate no GB/04/002, based upon EP 578, with an expiry date of 15 October 2018 in the United Kingdom; and (2) the corresponding supplementary protection certificates in other Territories; and “SPC”, in relation

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to a Territory, means any such supplementary protection certificate based upon EP 578 that is in force in that Territory.

1.30 “Stada” has the meaning set forth in the WHEREAS clauses.

1.31 “Sublicensee(s)” means (a) Stada upon fulfillment of the conditions set forth in Section 8.2; (b) [***] upon fulfillment of the conditions set forth in Section 8.3; and (c) any Person that is party to a valid sublicense with Alvotech pursuant to Section 8.4(a) or 8.4(b) upon fulfillment of the conditions set forth in Section 8.4(c) and 8.4(d). [***]. For the avoidance of doubt, no Sublicensee under Sections 8.2, 8.3 or 8.4 has any rights under this Agreement until the conditions set out in Sections 8.2, 8.3 and 8.4, respectively, are met.

1.32 “Territories” means [***] and any countries listed in Exhibit B, and “Territory” refers to any one such state.

1.33 “Third Party” means a Person or entity that is not a Party, a Sublicensee, or an Affiliate of a Sublicensee.

1.34 “Third Party Humira Biosimilar Product” means [***].

1.35 “Third Party License” [***].

1.36 “Valid HS Patent Rights” means claims covering adalimumab as used in a treatment regimen for HS in any patent granted from the application identified in Section 3 of Exhibit A, including [***].

1.37 “Valid IBD Patent Rights” means claims covering adalimumab as used in a treatment regimen for IBD in any patent granted from the application identified in Section 2 of Exhibit A, including [***].

1.38 “Valid RA Patent Rights” means claims covering adalimumab as used in a treatment regimen for RA in any patent granted from the application identified in or any patent listed in Section 1 of Exhibit A, including [***].

ARTICLE 2: TERMINATION OF LITIGATION

2.1 Withdrawal of Requests to Intervene in Opposition Proceedings. Alvotech agrees to withdraw within three business days of the Effective Date its requests to intervene in the Opposition Proceedings.

2.2 Withdrawal of Customs Applications. Within three business days of the Effective Date of this Agreement, AbbVie will file any necessary papers to withdraw any and all applications requesting seizure or destruction of Alvotech’s Biosimilar Product, including, but not limited to, any application filed with the Federal Office for Customs and Border Security in Switzerland.

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ARTICLE 3: RELEASE

3.1 AbbVie Release. In settlement of disputed claims, and in consideration of the releases, representations, warranties, and covenants contained in this Agreement and subject to execution by the Parties of this Agreement, as of the Effective Date, AbbVie and its related companies, predecessors, successors, and assigns, [***].

3.2 Alvotech Release. In settlement of disputed claims, and in consideration of the releases, representations, warranties, and covenants (including the license) contained in this Agreement and subject to execution by the Parties of this Agreement, as of the Effective Date, Alvotech and its Sublicensees, related companies, predecessors, successors, and assigns, [***].

3.3 Acknowledgements. It is expressly understood and agreed that the Parties hereby waive any statutes or common law doctrines under which a general release would not extend to claims which the party releasing such claim does not know or suspect to exist in his favor at the time of executing the release, including but not limited to any and all rights and benefit conferred by § 1542 of the California Civil Code (if and to the extent applicable). Each Party represents, warrants, and covenants that it has not heretofore assigned or transferred, and will not assign or otherwise transfer, to any Person any matters released by such Party in this Section 3, and such Party agrees to indemnify and hold harmless the other Parties from and against all such released matters arising from any such assignment or transfer. This Agreement may be pleaded as a full and complete defense to, and used as a basis for injunction against, any proceeding that may be instituted, prosecuted or attempted in breach hereof.

3.4 [***].

3.5 [***].

3.6 Exceptions. Nothing in this Section 3 shall prevent (a) either Party from seeking any remedy for breach of this Agreement, (b) any AbbVie Releasor from enforcing the Licensed Humira Patents in the event of such breach, (c) any Alvotech Releasee from asserting any and all affirmative defenses, counterclaims, and the like in response to an AbbVie Releasor seeking to enforce the Licensed Humira Patents in the event of such a breach and termination.

ARTICLE 4: PATENT INFRINGEMENT AND VALIDITY

4.1 [***].

4.2 Enforceability of Licensed Humira Patents. Alvotech admits that the Licensed Humira Patents are infringed, valid and enforceable. Alvotech further admits that prior to their respective expirations EP578 and the SPCs were valid and enforceable.

4.3 [***].

4.4 [***].

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ARTICLE 5: GRANT OF LICENSE AND ROYALTIES

5.1 License Grant. AbbVie hereby grants to Alvotech, effective on and from the Effective Date of this Agreement, a nonexclusive, royalty-bearing (as set forth in Sections 5.2, 5.3 and 5.4), non-transferable (except as expressly permitted by Sections 8.2, 8.3, 8.4 and 8.6) license under the Licensed Humira Patents to make, import, use, distribute, sell and offer for sale the Alvotech Biosimilar Product in the Territories for the Licensed Indications. AbbVie further grants to Alvotech, effective on and from the Effective Date of this Agreement, a nonexclusive, non-transferable (except as expressly permitted by Sections 8.4 and 8.6) and royalty-free license under the Licensed Humira Patents to make, import and export in the Territories a biosimilar of the Humira Product. Nothing in this license grant gives Alvotech or any Sublicensee any rights to any patent outside the Territories.

5.2 [***] Royalty. On a Territory-by-Territory basis, Alvotech hereby agrees to pay a royalty to AbbVie of [***] of the Net Sales of Alvotech Biosimilar Product which are covered by a Valid [***] Patent Right. A current listing of such patent rights on a Territory-by-Territory basis is shown in Exhibit A. For purposes of calculating royalties due under this Agreement, the Parties agree that in any Territory with a Valid [***] Patent Right, [***] of Alvotech Biosimilar Product sold in such Territory is covered by the Valid [***] Patent Right. For each calendar quarter, Alvotech shall pay such royalties to AbbVie within [***] of the end of such calendar quarter.

5.3 [***] Royalty. On a Territory-by-Territory basis, Alvotech hereby agrees to pay a royalty to AbbVie of [***] of the Net Sales of Alvotech Biosimilar Product which are covered by a Valid [***] Patent Right. A current listing of such patent rights on a Territory-by-Territory basis is shown in Exhibit A. For purposes of calculating royalties due under this Agreement, the Parties agree that in any Territory with a Valid [***] Patent Right, [***] of Alvotech Biosimilar Product sold in such Territory is covered by the Valid [***] Patent Right. For each calendar quarter, Alvotech shall pay such royalties to AbbVie within [***] of the end of such calendar quarter.

5.4 [***] Royalty. On a Territory-by-Territory basis, Alvotech hereby agrees to pay a royalty to AbbVie of [***] of the Net Sales of Alvotech Biosimilar Product which are covered by a Valid [***] Patent Right. A current listing of such patent rights on a Territory-by-Territory basis is shown in Exhibit A. For purposes of calculating royalties due under this Agreement, the Parties agree that in any Territory with a Valid [***] Patent Right, [***] of Alvotech Biosimilar Product sold in such Territory is covered by the Valid [***] Patent Right. For each calendar quarter, Alvotech shall pay such royalties to AbbVie within [***] of the end of such calendar quarter.

5.5 Taxes.

(a) For payments under Sections 5.2-5.4, AbbVie shall be responsible for paying taxes (other than withholding taxes) levied on account of, or measured in whole or in part by reference to, any payments AbbVie receives under this Agreement. All payments made by Alvotech to AbbVie under this Agreement are exclusive of any Value Added Tax or similar tax

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(which, if applicable, shall be payable to AbbVie in addition to such payments) and are to be paid free and clear of any deductions and withholding whatsoever except where Alvotech is required by law to make such deduction or withholding. Notwithstanding the foregoing, if AbbVie is entitled under any applicable tax treaty to a reduction of the rate, or the elimination of, applicable withholding tax, it may deliver to Alvotech or the appropriate governmental authority (with the assistance of Alvotech to the extent that this is reasonably required and is expressly requested in writing) the prescribed forms necessary to reduce the applicable rate of withholding or to relieve Alvotech of its obligation to withhold tax, and Alvotech shall apply the reduced rate of withholding, or dispense with withholding, as the case may be, provided that Alvotech has received evidence of AbbVie’s delivery of all applicable forms (and, if necessary, its receipt of appropriate governmental authorization) at least [***] days prior to the time that the relevant payment is due. If, in accordance with the foregoing, Alvotech withholds any amount, it shall make timely payment to the proper taxing authority of the withheld amount, and send to AbbVie proof of such payment within [***] days following that payment.

(b) If any stamp taxes, registration taxes, transfer taxes, or other taxes, duties or governmental charges of a similar nature are levied on this Agreement by reason of its execution or performance, or on either Party as a result of the execution or performance of this Agreement, other than those identified in Section 5.5(a) above, it is the responsibility of [***] to pay all such taxes when due. Such taxes are in addition to other amounts payable by [***] and are not to be set off against [***].

5.6 [***].

5.7 Termination of Royalty Payments. Subject to Sections 5.2 ([***]), 5.3 ([***]) and 5.4 ([***]), the obligations of Alvotech to pay royalties under this Section 5 shall terminate with respect to a Licensed Indication on the termination date with respect to such Licensed Indication set forth below (the “Royalty Termination Date”):

Licensed Indication	Royalty Termination Date

[***]	June 5, 2022

[***]	April 11, 2025

[***]	June 3, 2031

Upon the Royalty Termination Date with respect to a Licensed Indication, the licenses granted under Section 5.1 with respect to such Licensed Indication will be deemed fully paid up and irrevocable. For clarity, on a Territory-by-Territory and Licensed Indication-by-Licensed Indication basis, Alvotech’s royalty obligation will terminate prior to the Royalty Termination Date only if no Valid [***] Patent Rights, no Valid [***] Patent Rights or no Valid [***] Patent Rights, respectively, remain.

5.8 Quarterly Statements. Not later than [***] after the end of each calendar quarter, Alvotech and its Commercialization Partner(s) will provide AbbVie with statements setting forth

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the gross sales of the Alvotech Biosimilar Product in each Territory for such calendar quarter, the Net Sales of the Alvotech Biosimilar Product in each Territory for such calendar quarter, the royalty amount payable for such calendar quarter, the calculation used to determine the royalty amount, all information necessary to calculate the royalty amount, and any other details or particulars that AbbVie may reasonably request.

5.9 Record Retention and Audit Rights. Alvotech and its Commercialization Partner(s) will retain their books and records pertaining to the Net Sales of the Alvotech Biosimilar Product in the Territory for each calendar quarter for at least [***] from the end of such calendar quarter. Until [***] after the Royalty Termination Date, AbbVie may provide Alvotech and its Commercialization Partner(s) with reasonable notice of its request to have an independent public accounting firm of internationally recognized standing access solely for the purpose of an audit (and any related proceedings under this Agreement) such records required to determine the Net Sales of the Alvotech Biosimilar Product in the Territories and the royalty due under this Agreement. Alvotech and its Commercialization Partner(s) will accommodate such an audit and use reasonable efforts to accommodate such request within [***] of AbbVie’s request; provided however, any audit under this Section 5.9 shall be conducted during normal business hours of Alvotech and its Commercialization Partner(s). The audit will be at AbbVie’s sole expense unless the audit shows an underpayment in the royalties due to AbbVie of [***] or more in any calendar quarter in which case Alvotech will pay for the audit. In the event that an audit reveals any underpayment in royalties due to AbbVie, Alvotech shall promptly, but in no event later than [***] after receipt of written notice thereof, pay such underpayment to AbbVie. AbbVie’s audit rights may only be exercised once during any [***] period. Notwithstanding any provision herein to the contrary, Alvotech and its Sublicensees shall not have the right to audit any books and records of AbbVie or any of its agents.

ARTICLE 6: ADDITIONAL COVENANTS

6.1 Certain Remedies. Each Party acknowledges and agrees that the restrictions and other terms and conditions set forth herein are reasonable and necessary to protect the respective legitimate interests of AbbVie and Alvotech. [***].

6.2 Confidentiality. Except as set forth below in Section 6.3, the Parties shall keep the terms of this Agreement and the underlying settlement confidential using at least the level of care they use for their own proprietary information, and shall not disclose to any Third Party (other than the Parties’ respective financial advisors, legal advisors, and insurers or in connection with a potential or actual sublicense or assignment pursuant to Section 8.2, 8.3, 8.4 and 8.6, in each such case subject to appropriate confidentiality protections).

6.3 Exceptions to Confidentiality. Notwithstanding Section 6.2, a Party may upon the execution of this Agreement and without prior written consent, publicly disclose: (a) that the Parties have settled the Dispute, that the Agreement exists, and that the Agreement includes the license set forth in Section 5.1 allowing Alvotech and its Commercial Partner(s) and their Distributors to sell and offer for sale the Alvotech Biosimilar Product in the Territories on and after the Effective Date (such rights subject to the Commercialization Partners meeting the terms of Sections 8.2-8.4); (b) the information in Section 1.32 and 4.2; (c) any information required to

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be so disclosed by a Court, governmental agency, or other regulatory authority; and (d) any information that is, in the opinion of the disclosing Party’s counsel, required by law or the rules of a stock exchange on which the securities of the disclosing Party are listed; provided, however, that in the event that a disclosure under Section 6.3(c) or 6.3(d) is made, the disclosing Party shall submit the proposed disclosure in writing to the other Party as far in advance as reasonably practicable so as to provide reasonable notice, and an opportunity to provide comments that the disclosing Party will consider in good faith. A Party receiving a request, subpoena, or order for the disclosure of the terms or conditions of this Agreement shall notify the other Party as soon as practicable and, if at all possible, in sufficient time to allow the other Party to oppose disclosure or seek an appropriate protective order. Alvotech further agrees that to the extent this agreement needs to be disclosed to the U.S. Securities and Exchange Commission by Alvotech, Alvotech will seek confidential treatment for this Agreement to the extent reasonable under SEC rules and regulations.

6.4 Press Release: Prior to releasing any press release that references this Agreement, the Party issuing the press release shall provide the draft press release to the other Party for review and consent, not to be unreasonably withheld.

ARTICLE 7: REPRESENTATIONS AND WARRANTIES

7.1 Representations and Warranties. Each Party represents, warrants, and covenants to the other Parties that as of the Effective Date:

(a) it has the corporate power and authority to enter into this Agreement and to perform its obligations and bind itself and its Sublicensees (by way of their contractual obligations and undertakings) to perform its obligations hereunder, and that the persons executing this Agreement on behalf of the each of Parties are authorized to do so;

(b) the execution and delivery of this Agreement and the performance of the transactions contemplated hereunder have been duly authorized by all necessary corporate actions of the Party;

(c) this Agreement has been duly executed and delivered by it and is a binding obligation of it, enforceable against it in accordance with its terms; and

(d) the execution and delivery of this Agreement and the performance by the Party of any of its obligations hereunder do not and will not conflict with (i) any judgment of any Court or governmental body applicable to the Party or its respective properties, or (ii) any other agreements to which it may be a party, or (iii) to the Party’s knowledge, any statute, decree, order, rule or regulation of any Court or governmental agency or body applicable to the Party or its properties.

7.2 Additional AbbVie Representations and Warranties.

(a) AbbVie further represents and warrants that it has the necessary rights, title, interest, and authority to grant Alvotech the license to the Licensed Humira Patents contained herein.

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(b) [***].

7.3 Additional Alvotech Representations and Warranties

(a) [***].

(b) [***].

7.4 Limitations. Except as expressly provided in this Agreement, neither Party makes any representations or warranties, express or implied, either in fact or by operation of applicable law. Specifically, AbbVie makes no representation that, as of the Effective Date or subsequently, Alvotech or its Sublicensees will be able to launch the Alvotech Biosimilar Product. The Parties herein acknowledge that the ability of Alvotech or its Sublicensees to launch the Alvotech Biosimilar Product may be limited by (a) the regulatory agency in a Territory failing to finally approve, or revoking approval of, the Alvotech Biosimilar Product; (b) the inability of Alvotech or its Sublicensees to manufacture, package, and otherwise prepare a sufficient amount of the Alvotech Biosimilar Product; or (c) other situations not currently within the Parties’ contemplation or control. Without limiting any other provision of this Agreement, AbbVie therefore makes no warranty and no representation with respect to the actual date that the Alvotech Biosimilar Product will be available for sale.

ARTICLE 8: SCOPE OF THE PARTIES’ AGREEMENT

8.1 Right to Prosecute Licensed Humira Patents; No Sublicensing. AbbVie shall have the sole right to prosecute, maintain, enforce, and defend any of the Licensed Humira Patents. The license grant in Section 5.1 does not include any right to sublicense (except as set out in Sections 8.2, 8.3 and 8.4).

8.2 Sublicensing to Stada as a Commercialization Partner.

(a) Alvotech may sublicense its rights under Section 5.1 of this Agreement to Stada, provided that Stada meets the conditions set out in this Section 8.2.

(b) Stada has agreed to be bound by all of the terms and conditions of this Agreement that bind Alvotech and will execute an undertaking memorializing its agreement to the terms and conditions of this Agreement substantially in the form of Exhibit D. Stada’s sublicense is conditional on (i) its withdrawal of its Opposition Proceedings and (ii) its undertaking to be bound by each and every term of this Agreement that binds Alvotech, its undertaking that AbbVie is an intended third party beneficiary of its sublicense from Alvotech of the rights in this Agreement, and its undertaking that AbbVie will have the right to enforce the terms of the sublicense in addition to the terms of this Agreement to which Stada agrees it is bound, including the right to terminate the sublicense pursuant to Section 9.1 of this Agreement;

(c) In order for Stada to have any rights as a sublicensee under this Agreement, (i) Alvotech or Stada must provide AbbVie with a copy of the executed version of the undertaking set out in Exhibit D, and (ii) Stada must provide AbbVie with a copy of papers filed at the European Patent Office withdrawing its Opposition Proceedings.

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8.3 Sublicensing to [***] as a Commercialization Partner.

(a) After complying with the requirements in Section 8.2 to become a Commercialization Partner, Stada may further sublicense its rights under Section 5.1 to offer for sale and sell Alvotech Biosimilar Product to [***] as a Commercialization Partner for designated Territories, including [***], provided that [***] meets the conditions set out in this Section 8.3.

(b) In order to obtain a sublicense, [***] must agree to be bound by all of the terms and conditions of this Agreement that bind Alvotech and Stada (as a Sublicensee) and will execute an undertaking memorializing its agreement to the terms and conditions of this Agreement substantially in the form of Exhibit E. [***] sublicense is conditional on its representation that it has not filed any opposition proceedings at the European Patent Office with respect to the Licensed Humira Patents, including directly or indirectly or via a strawman, and its undertaking to be bound by each and every term of this Agreement that binds Alvotech and Stada, its undertaking that AbbVie is an intended third party beneficiary of its sublicense from Stada of Alvotech’s rights under Section 5.1 of this Agreement, and its undertaking that AbbVie will have the right to enforce the terms of the sublicense in addition to the terms of this Agreement to which [***] agrees it is bound, including the right to terminate the sublicense pursuant to Section 9.1 of this Agreement;

(c) In order for [***] to have any rights as a sublicensee under this Agreement, Alvotech, Stada or [***] must provide AbbVie with a copy of the executed version of the undertaking set out in Exhibit E.

8.4 Sublicensing to Sublicensees Other than Stada and [***].

(a) Subject to written approval from AbbVie as set out in Section 8.4(c), Alvotech may sublicense the license grants in Section 5.1 to up to [***] contract manufacturers solely for the purpose of having a biosimilar of the Product made, imported, or stored in the Territories.

(b) Subject to written approval from AbbVie as set out in Section 8.4(c), Alvotech may sublicense the license grants in Section 5.1 to a Commercialization Parter other than Stada or [***] to import, use, market, promote, distribute, have distributed, sell and offer for sale the Alvotech Biosimilar Product in one or more Territories. Only [***] Commercialization Partner may be sublicensed to sell or offer for sale Alvotech Biosimilar Product in each Territory at a time.

(c) AbbVie will respond to any request for approval for a Sublicensee other than Stada or [***] pursuant to Section 8.4(a) or 8.4(b) within [***]. AbbVie will not withhold approval for a sublicense under this Section 8.4 if the sublicense meets all of the following conditions: [***].

(d) In order for a Sublicensee to have any rights under this Section 8.4, Alvotech must provide AbbVie with a copy of the executed sublicense redacted as reasonably appropriate with respect to subject matter not applicable to this Agreement.

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8.5 Reservation of Rights. All rights not expressly granted to Alvotech in this Agreement are reserved to AbbVie, and no other license or rights under the Licensed Humira Patents or any other intellectual property of AbbVie is granted or intended to be granted under this Agreement, either expressly, by implication, estoppel, or otherwise. For clarity, this Agreement does not license any intellectual property rights outside the Territories.

8.6 No Assignment. This Agreement and the rights herein shall not be assigned or otherwise transferred, in whole or in part, by any Party without the written consent of all Parties, which consent shall not be unreasonably withheld, delayed, or conditioned, except that each Party may upon notice to the other Party but without obtaining the consent of the other Party, assign or sublicense any or all of its rights and obligations under this Agreement to any one or more of its Affiliates (including on a Territory-by-Territory basis) or to any successor in interest to such Party’s or assignee’s business relating to this Agreement in connection with a merger, reorganization, change of control or sale of all or substantially all of its assets relating to this Agreement. Any purported assignment or transfer in violation of the foregoing shall be null and void ab initio and of no force or effect. In the event of a permitted assignment, this Agreement shall be binding upon and inure solely to the benefit of the Parties and their respective successors and permitted assigns.

ARTICLE 9: GENERAL PROVISIONS

9.1 Termination.

(a) If Alvotech breaches any of its obligations, restrictions, or representations and warranties under Sections 2.1, 3.2, 3.5, 4.1, 5.2, 5.3, 5.4, 5.6, 5.8, 5.9, 6.2, 7.1, 7.3, 8.2, 8.3 and 8.5, AbbVie will provide written notice of such breach (if known to AbbVie) and Alvotech will have [***] from written notice by AbbVie in which to cure said breach. If Alvotech fails to cure within [***], AbbVie may terminate this Agreement, and all licenses granted under this Agreement by AbbVie and the Parties’ rights and obligations under this Agreement, including the Parties’ rights and obligations under Sections 3 and 5 of this Agreement, shall terminate upon written notice from AbbVie to Alvotech of such termination.

(b) If AbbVie breaches any of its obligations under Sections 3.1, 3.4, 4.4, 5.1, 5.6, 6.2, 7.1 or 7.2, Alvotech will provide written notice of such breach (if known to Alvotech) and AbbVie will have [***] from written notice by Alvotech in which to cure said breach. If AbbVie fails to cure such breach within [***], Alvotech may terminate this Agreement and the Party’s rights and obligations under this Agreement, including the Parties’ rights and obligations under Sections 3 and 5 of this Agreement, shall terminate immediately upon written notice from Alvotech to AbbVie of such termination.

9.2 Governing Law; Alternative Dispute Resolution.

(a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to its conflict of laws principles that would result in the application of the laws of any other jurisdiction.

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(b) Any dispute or claim arising out of or in connection with this Agreement, including (without limitation) any questions regarding its existence, scope, validity, breach, performance, interpretation or termination, or any dispute regarding any non-contractual obligations arising out of or in connection with it shall be governed by the alternative dispute resolution procedures listed in Exhibit C.

9.3 Severability. If a Court of competent jurisdiction holds any provision of this Agreement to be illegal, unenforceable, or invalid, in whole or in part for any reason in any state or jurisdiction in the Territories: (a) all other provisions hereof (e.g. Sections 2, 3 and 4) shall remain in full force and effect and shall be liberally construed in order to carry out the intent of the Parties as near as possible, (b) the illegal, unenforceable or invalid provision shall remain in full force and effect in every other state and jurisdiction in the Territories and (c) the Parties agree to use their commercially reasonable efforts to negotiate a provision, in replacement of the provision held illegal, unenforceable, or invalid, that is consistent with applicable law and accomplishes, as nearly as possible, the original intention of the Parties with respect thereto and without materially changing the economic value of the transactions contemplated hereby.

9.4 Entire Agreement. This Agreement and any exhibits, appendices, and attachments to this Agreement, constitute the final, complete, and exclusive statement of the terms of the agreement among the Parties pertaining to the subject matter of this Agreement and supersedes all prior and contemporaneous understandings or agreements of the Parties (other than those referenced in this Agreement). No Party has been induced to enter into this Agreement by, nor is any Party relying on, any representation or warranty outside those expressly set forth in this Agreement.

9.5 Amendment. No terms or conditions of this Agreement will be varied or modified by any prior or subsequent statement, conduct or act of any Party, except that the Parties may supplement, amend, or modify this Agreement by a subsequent written agreement executed by the Parties through their authorized representatives.

9.6 No Joint Venture. In making and performing this Agreement, the Parties are acting, and intend to be treated, as independent entities and nothing contained in this Agreement shall be construed or implied to create an agency, partnership, joint venture, or employer and employee relationship among the Parties. Except as otherwise provided herein, no Party may make any representation, warranty, or commitment, whether express or implied, on behalf of or incur any charges or expenses for or in the name of any other Party. No Party shall be liable for the act of any other Party unless such act is expressly authorized in writing by both such Parties.

9.7 Waiver. No waiver of a breach, failure of any condition, or any right or remedy contained in or granted by the provisions of this Agreement will be effective unless it is in writing and signed by the Party waiving the breach, failure, right, or remedy. No waiver of any breach, failure, right, or remedy will be deemed a waiver of any other breach, failure, right, or remedy, whether or not similar, nor will any waiver constitute a continuing waiver unless the writing so specifies.

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9.8 Interpretation. Each Party and its counsel have participated fully in the review and revision of this Agreement. Any rule of construction to the effect that ambiguities are to be resolved against the drafting Party will not apply in interpreting this Agreement. References to any law, rule or regulation in this Agreement include all replacements, successors, amendments, and supplements thereto. The term “including” means “including, without limitation,” and “herein”, “hereof’, and “hereunder” refer to this Agreement as a whole.

9.9 Counterparts and Electronic Signatures. This Agreement may be executed in any number of counterparts, and each counterpart will be deemed an original instrument, but all counterparts together will constitute but one agreement. This Agreement may be executed by electronic signatures and such electronic signatures shall be deemed to bind each Party as if they were original signatures.

9.10 Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not in any way affect the meaning or interpretation of this Agreement.

9.11 Survival. Subject to Section 9.1 above, the provisions in Sections 6, 7, 8 and 9 of this Agreement (and any other provisions of this Agreement that by their express terms survive) shall survive the expiration or termination of this Agreement in accordance with their terms.

9.12 Third Party Beneficiaries. Except as expressly provided herein, nothing in this Agreement, either express or implied, is intended to or shall confer upon any Third Party any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

9.13 Notices.

(a) All notices, requests, demands, or other communications under this Agreement will be in writing. All notices shall be made by personal delivery, reputable overnight express courier (e.g., Federal Express/Airborne/United Parcel Service/DHL Worldwide), or by United States Registered or Certified Mail, charges prepaid or charged to the sender’s account, in which case notice is effective on delivery.

(b) Addresses for purpose of giving notice are as follows:

If to AbbVie:

Attention: Laura Schumacher

Executive Vice President, Secretary and General Counsel and

Attention: Johanna Corbin, Vice President, Intellectual Property and Strategy

1 N. Waukegan Road, Building AP-34

North Chicago, IL 60064

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If to Alvotech:

Attention: Tanya Zharov, Deputy CEO and

Attention: Philip Caramanica, Chief IP Counsel & Deputy General Counsel

Saemundargata 15-19

102 Reykjavik, Iceland

9.14 Evidence. This Agreement and all of the terms herein constitute compromises and offers to compromise covered by Federal Rule of Evidence 408. Nothing in this Agreement may be used as evidence in any action or proceeding between the Parties hereto, except in connection with any action or proceeding relating to enforcement of this Agreement.

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IN WITNESS WHEREOF, the Parties, through their authorized officers, have executed this Agreement as of the Effective Date.

AbbVie Biotechnology Ltd	Alvotech, hf.

By: /s/ Scott T. Reents	By:

Name: Scott T. Reents	Name:

Title: Director	Title:

Date: April 4, 2022	Date:

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IN WITNESS WHEREOF, the Parties, through their authorized officers, have executed this Agreement as of the Effective Date.

AbbVie Biotechnology Ltd By: Name: Title: Date:	Alvotech, hf. By: /s/ Robert Wessman Name: Robert Wessman Title: Chairman Date: April 4, 2022

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EXHIBIT A: LICENSED HUMIRA PATENTS

1. RA PATENT RIGHTS

EP 2,940,044

Designated Countries: Austria, Belgium, Switzerland, Cyprus, Germany, Denmark, Spain, Finland, France, Greece, Ireland, Italy, Liechtenstein, Luxembourg, Monaco, Netherlands, Portugal, Sweden, Turkey, Albania, Lithuania, Latvia, Macedonia, Romania, Slovenia

BG 66936

BG 66459

CZ 2017241

CZ 200420

HU 230947

NO 334490

NO 343721

PL 217217

PL 217666

PL 217702

PL 215861

SK 288509

2. IBD PATENT RIGHTS

EP 1,737,491

Designated Countries: Austria, Belgium, Bulgaria, Switzerland, Cyprus, Czech Republic, Germany, Denmark, Estonia, Spain, Finland, France, Greece, Hungary, Ireland, Iceland, Italy, Liechtenstein, Lithuania, Luxembourg, Monaco, Netherlands, Poland, Portugal, Romania, Sweden, Slovenia, Slovakia, Turkey

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3. HS PATENT RIGHTS

EP 2,575,884

Designated Countries: Albania, Austria, Belgium, Bosnia-Herzegovina, Bulgaria, Switzerland, Cyprus, Czech Republic, Germany, Denmark, Estonia, Spain, Finland, France, Greece, Croatia, Hungary, Ireland, Iceland, Italy, Liechtenstein, Lithuania, Luxembourg, Latvia, Monaco, Macedonia, Malta, Montenegro, Netherlands, Norway, Poland, Portugal, Romania, Serbia, Sweden, Slovenia, Slovakia, San Marino, Turkey

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EXHIBIT B: TERRITORIES

[***]

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EXHIBIT C: ALTERNATIVE DISPUTE RESOLUTION

[***]

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Exhibit D – Stada Undertaking to be Bound

WHEREAS, on November 6, 2019, Alvotech hf. and STADA Arzneimittel AG (together with its Affiliates, “Stada”) entered into an agreement under which Stada is responsible for selling and offering to sell in [***] any adalimumab biosimilar developed by Alvotech hf.;

WHEREAS, Alvotech hf. has entered into a settlement and license agreement dated April __, 2022 with AbbVie Biotechnology Ltd and its Affiliates (“the EU SLA”) to obtain a license to AbbVie’s patents related to adalimumab in the countries that are parties to the European Patent Convention;

WHEREAS, under the EU SLA, AbbVie granted to Alvotech a license make, use, import, offer for sale and sell Alvotech’s biosimilar adalimumab product; and

WHEREAS, [***],

NOW, THEREFORE, in consideration of the sublicense, and as long as Stada is a Sublicensee, Stada hereby undertakes as follows:

1. [***].

2. [***].

3. [***].

4. [***].

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Exhibit E – [***] Undertaking to be Bound

WHEREAS, on November 6, 2019, Alvotech hf. and STADA Arzneimittel AG (together with its affiliates, “Stada”) entered into an agreement under which Stada is responsible for selling and offering to sell in [***] any adalimumab biosimilar developed by Alvotech hf.;

WHEREAS, subsequently, Stada entered into an agreement with [***] any adalimumab biosimilar developed by Alvotech hf.;

WHEREAS, Alvotech hf. has entered into a settlement and license agreement dated _______, 2022 with AbbVie Biotechnology Ltd and its Affiliates (“the EU SLA”) to obtain a license to AbbVie’s patents related to adalimumab in the countries that are parties to the European Patent Convention;

WHEREAS, under the EU SLA, AbbVie granted to Alvotech a license make, use, import, offer for sale and sell Alvotech’s biosimilar adalimumab product; and

WHEREAS, [***]:

WHEREAS, [***];

NOW, THEREFORE, in consideration of the sublicense, and as long as [***] is a Sublicensee, [***] hereby undertakes as follows:

1. [***];

2. [***].

3. [***].

4. [***].

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